Exhibit 99.1
PolyOne Corporation and Subsidiaries
Diluted Earnings per Share, as Reported and as Adjusted (Unaudited)
Diluted earnings (loss) per share is computed as net income available to common shareholders divided by the weighted average diluted shares outstanding. Diluted earnings (loss) before special items is calculated as net income excluding special items and certain tax adjustments as defined on page 5.

			Diluted EPS
	Diluted EPS		Before Special Items (1)
	As Reported	As Adjusted	As Reported	As Adjusted
Q1	$0.19	$0.22	$0.17	$0.18
Q2	$0.47	$0.50	$0.25	$0.27
Q3	$0.01	$0.04	$0.28	$0.30
Q4	$1.00	$0.92	$0.17	$0.18
2010	$1.69	$1.69	$0.88	$0.94

			Diluted EPS
	Diluted EPS		Before Special Items (1)
	As Reported	As Adjusted	As Reported	As Adjusted
Q1	$(0.19)	$0.04	$(0.10)	$(0.07)
Q2	$(0.02)	$0.01	$0.09	$0.11
Q3	$0.51	$0.55	$0.13	$0.15
Q4	$0.22	$0.54	$0.11	$0.14
2009	$0.53	$1.14	$0.25	$0.33

			Diluted EPS
	Diluted EPS		Before Special Items (1)
	As Reported	As Adjusted	As Reported	As Adjusted
Q1	$0.08	$0.09	$0.09	$0.10
Q2	$0.12	$0.13	$0.15	$0.16
Q3	$(0.01)	$0.00	$0.18	$0.19
Q4	$(3.01)	$(4.76)	$(0.04)	$(0.03)
2008	$(2.81)	$(4.50)	$0.38	$0.43

			Diluted EPS
	Diluted EPS		Before Special Items (1)
	As Reported	As Adjusted	As Reported	As Adjusted
Q1	$0.07	$0.09	$0.08	$0.10
Q2	$(0.03)	$(0.01)	$0.13	$0.15
Q3	$0.05	$0.07	$0.17	$0.18
Q4	$0.10	$0.29	$0.10	$0.12
2007	$0.19	$0.44	$0.48	$0.55

Exhibit 99.1(continued)
PolyOne Corporation and Subsidiaries
Consolidated Statements of Operations, as Adjusted (Unaudited)
(In millions, except per share data)

	1Q10	2Q10	3Q10	4Q10	2010Y
Sales	$630.4	$692.9	$680.8	$617.8	$2,621.9

Cost of sales	526.7	566.1	569.5	530.8	2,193.1

Gross margin	103.7	126.8	111.3	87.0	428.8
Selling and administrative	71.5	70.7	74.6	79.4	296.2
Income related to equity affiliates	1.5	7.8	10.5	22.2	42.0

Operating income	33.7	63.9	47.2	29.8	174.6
Interest expense, net	(8.0)	(7.7)	(7.5)	(8.3)	(31.5)
Debt extinguishment costs	—	—	(29.4)	(0.1)	(29.5)
Other expense, net	(0.7)	(1.2)	(0.3)	(0.1)	(2.3)

Income before income taxes	25.0	55.0	10.0	21.3	111.3
Income tax benefit (expense)	(4.0)	(6.9)	(6.4)	68.6	51.3

Net income	$21.0	$48.1	$3.6	$89.9	$162.6

Basic earnings per common share	$0.23	$0.52	$0.04	$0.96	$1.75
Diluted earnings per common share	$0.22	$0.50	$0.04	$0.92	$1.69

Weighted average shares used to compute earnings per share:
Basic	92.5	92.8	93.1	93.7	93.1
Diluted	95.3	96.3	96.3	97.4	96.0

	1Q09	2Q09	3Q09	4Q09	2009Y
Sales	$463.4	$496.5	$548.3	$552.5	$2,060.7

Cost of sales	412.2	415.5	442.2	467.0	1,736.9

Gross margin	51.2	81.0	106.1	85.5	323.8
Selling and administrative	49.6	74.0	53.4	39.9	216.9
Impairment of goodwill	5.0	—	—	—	5.0
Income related to equity affiliates	13.3	10.1	5.2	6.6	35.2

Operating income	9.9	17.1	57.9	52.2	137.1
Interest expense, net	(8.8)	(8.8)	(8.5)	(8.2)	(34.3)
Other expense, net	(6.6)	(0.7)	(1.2)	(1.1)	(9.6)

Income (loss) before income taxes	(5.5)	7.6	48.2	42.9	93.2
Income tax benefit (expense)	8.8	(6.3)	3.1	7.9	13.5

Net income	$3.3	$1.3	$51.3	$50.8	$106.7

Basic earnings per common share	$0.04	$0.01	$0.56	$0.55	$1.15
Diluted earnings per common share	$0.04	$0.01	$0.55	$0.54	$1.14

Weighted average shares used to compute earnings (loss) per share:
Basic	92.2	92.4	92.4	92.5	92.4
Diluted	92.5	93.5	93.9	94.4	93.4

Exhibit 99.1(continued)
PolyOne Corporation and Subsidiaries
Consolidated Statements of Operations, as Adjusted (Unaudited)
(In millions, except per share data)

	1Q08	2Q08	3Q08	4Q08	2008Y
Sales	$713.7	$748.1	$735.1	$541.8	$2,738.7

Cost of sales	627.3	655.7	663.0	505.7	2,451.7

Gross margin	86.4	92.4	72.1	36.1	287.0
Selling and administrative	70.7	72.8	67.4	228.7	439.6
Impairment of goodwill	—	—	—	170.0	170.0
Income related to equity affiliates	8.1	10.5	5.8	6.8	31.2

Operating income (loss)	23.8	30.1	10.5	(355.8)	(291.4)
Interest expense, net	(8.4)	(9.8)	(9.7)	(9.3)	(37.2)
Other expense, net	(2.0)	(0.7)	—	(1.9)	(4.6)

Income (loss) before income taxes	13.4	19.6	0.8	(367.0)	(333.2)
Income tax expense	(4.6)	(7.0)	(0.6)	(71.6)	(83.8)

Net income (loss)	$8.8	$12.6	$0.2	$(438.6)	$(417.0)

Basic and diluted earnings (loss) per common share:	$0.09	$0.14	$0.00	$(4.76)	$(4.50)
Diluted earnings (loss) per common share	$0.09	$0.13	$0.00	$(4.76)	$(4.50)

Weighted average shares used to compute earnings (loss) per share:
Basic	92.9	93.0	92.9	92.1	92.7
Diluted	93.3	93.8	93.7	92.1	92.7

	1Q07	2Q07	3Q07	4Q07	2007Y
Sales	$657.8	$688.8	$664.8	$631.3	$2,642.7

Cost of sales	575.3	601.9	630.6	562.1	2,369.9

Gross margin	82.5	86.9	34.2	69.2	272.8
Selling and administrative	61.4	65.8	62.6	30.7	220.5
Income (loss) related to equity affiliates	6.5	(1.6)	11.7	11.1	27.7

Operating income (loss)	27.6	19.5	(16.7)	49.6	80.0
Interest expense, net	(14.4)	(15.1)	(10.3)	(7.1)	(46.9)
Premium on early extinguishment of debt	—	(5.3)	(7.5)	—	(12.8)
Other expense, net	(0.9)	(1.8)	(1.8)	(2.1)	(6.6)

Income (loss) before income taxes	12.3	(2.7)	(36.3)	40.4	13.7
Income tax benefit (expense)	(3.9)	1.7	42.9	(13.5)	27.2

Net income (loss)	$8.4	$(1.0)	$6.6	$26.9	$40.9

Basic and diluted earnings (loss) per common share:	$0.09	$(0.01)	$0.07	$0.29	$0.44

Weighted average shares used to compute earnings (loss) per share:
Basic	92.6	92.8	92.8	92.9	92.8
Diluted	93.0	92.8	93.3	93.2	93.1

Exhibit 99.1(continued)
PolyOne Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures, as Adjusted (Unaudited)
(In millions)
Senior management uses gross margin before special items and operating income before special items to assess performance and allocate resources because senior management believes that these measures are useful in understanding current profitability levels and that current levels may serve as a base for future performance. In addition, operating income before the effect of special items is a component of various PolyOne annual and long-term employee incentive plans and is used in debt covenant computations. Below is a reconciliation of non-GAAP financial measures to the most directly comparable measures calculated and presented in accordance with GAAP.
Senior management uses net income before special items to assess performance and allocate resources because senior management believes that these measures are useful in understanding current profitability levels and that current levels may serve as a base for future performance. Below is a reconciliation of non-GAAP financial measures to the most directly comparable measures calculated and presented in accordance with GAAP.

	1Q10	2Q10	3Q10	4Q10	2010Y
Reconciliation to Consolidated Statements of Operations
Sales	$630.4	$692.9	$680.8	$617.8	$2,621.9

Gross margin — as reported	103.5	126.7	111.2	87.5	428.9
Pension accounting change adjustment	0.2	0.1	0.1	(0.5)	(0.1)
Pension accounting change — special items (1)	(0.1)	—	—	0.6	0.5
Special items (1) in gross margin — as reported	3.1	(10.9)	4.7	8.9	5.8

Gross margin before special items — adjusted	$106.7	$115.9	$116.0	$96.5	$435.1

Gross margin before special items as a percent of sales	16.9%	16.7%	17.0%	15.6%	16.6%

Operating income — as reported	$31.1	$61.5	$44.6	$37.1	$174.3
Pension accounting change adjustment	2.6	2.4	2.6	(7.3)	0.3
Pension accounting change — special items (1)	(0.1)	—	—	9.7	9.6
Special items (1) in operating income — as reported	3.3	(10.5)	5.5	(5.5)	(7.2)

Operating income before special items — adjusted	$36.9	$53.4	$52.7	$34.0	$177.0

Net income — as reported	$18.4	$45.7	$1.0	$97.5	$162.6
Pension accounting change adjustment, after tax	2.6	2.4	2.6	(7.6)	—
Pension accounting change — special items, after tax (1)	(1.1)	(0.9)	(1.0)	9.1	6.1
Special items (1) and non-recurring items, after tax — as reported	(0.2)	(9.0)	21.8	(2.9)	9.7
Tax adjustments (2) — as reported	(2.5)	(12.2)	4.6	(78.2)	(88.3)

	$17.2	$26.0	$29.0	$17.9	$90.1

	1Q09	2Q09	3Q09	4Q09	2009Y
Reconciliation to Consolidated Statements of Operations
Sales	$463.4	$496.5	$548.3	$552.5	$2,060.7

Gross margin — as reported	50.8	80.9	106.0	84.5	322.2
Pension accounting change adjustment	0.4	0.1	0.1	1.0	1.6
Pension accounting change — special items (1)	(0.3)	—	—	(0.8)	(1.1)
Special items (1) in gross margin — as reported	11.3	4.3	(8.0)	4.6	12.2

Gross margin before special items — adjusted	$62.2	$85.3	$98.1	$89.3	$334.9

Gross margin before special items as a percent of sales	13.4%	17.2%	17.9%	16.2%	16.3%

Operating income (loss) — as reported	$(11.1)	$13.9	$54.9	$22.4	$80.1
Pension accounting change adjustment	21.0	3.2	3.0	29.8	57.0
Pension accounting change — special items (1)	(17.9)	—	—	(26.4)	(44.3)
Special items (1) in operating income — as reported	16.6	4.6	(27.5)	1.9	(4.4)

Operating income before special items — adjusted	$8.6	$21.7	$30.4	$27.7	$88.4

Net income (loss) — as reported	$(17.7)	$(1.9)	$48.3	$20.8	$49.5
Pension accounting change adjustment, after tax	21.0	3.2	3.0	30.0	57.2
Pension accounting change — special items, after tax (1)	(19.1)	(1.2)	(1.2)	(28.0)	(49.5)
Special items (1), after tax — as reported	10.5	3.1	(17.7)	0.8	(3.3)
Tax adjustments (2) — as reported	(1.6)	7.3	(18.0)	(10.8)	(23.1)

	$(6.9)	$10.5	$14.4	$12.8	$30.8

Exhibit 99.1(continued)
PolyOne Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures, as Adjusted (Unaudited)
(In millions, except per share data)

	1Q08	2Q08	3Q08	4Q08	2008Y
Reconciliation to Consolidated Statements of Operations
Sales	$713.7	$748.1	$735.1	$541.8	$2,738.7

Gross margin — as reported	86.2	92.3	72.0	41.5	292.0
Pension accounting change adjustment	0.2	0.1	0.1	(5.4)	(5.0)
Pension accounting change — special items (1)	(0.1)	—	—	5.5	5.4
Special items (1) in gross margin — as reported	1.6	2.7	21.9	18.7	44.9

Gross margin before special items — adjusted	$87.9	$95.1	$94.0	$60.3	$337.3

Gross margin before special items as a percent of sales	12.3%	12.7%	12.8%	11.1%	12.3%

Operating income (loss)— as reported	$21.4	$27.8	$8.1	$(191.2)	$(133.9)
Pension accounting change adjustment	2.4	2.3	2.4	(164.6)	(157.5)
Pension accounting change — special items (1)	(0.1)	—	—	166.3	166.2
Special items (1) in operating income — as reported	1.6	3.8	26.7	197.9	230.0

Operating income before special items — adjusted	$25.3	$33.9	$37.2	$8.4	$104.8

Net income (loss) — as reported	$7.3	$11.2	$(1.3)	$(277.4)	$(260.2)
Pension accounting change adjustment, after tax	1.5	1.4	1.5	(161.2)	(156.8)
Pension accounting change — special items, after tax (1)	(0.1)	—	—	162.2	162.1
Special items (1), after tax — as reported	1.0	2.5	17.7	185.0	206.2
Tax adjustments (2) — as reported	—	—	—	88.9	88.9

	$9.7	$15.1	$17.9	$(2.5)	$40.2

	1Q07	2Q07	3Q07	4Q07	2007Y
Reconciliation to Consolidated Statements of Operations
Sales	$657.8	$688.8	$664.8	$631.3	$2,642.7

Gross margin — as reported	82.2	86.7	34.2	67.8	270.9
Pension accounting change adjustment	0.3	0.2	—	1.4	1.9
Pension accounting change — special items (1)	(0.1)	—	—	(1.2)	(1.3)
Special items (1) in gross margin — as reported	1.0	1.3	46.6	1.3	50.2

Gross margin before special items — adjusted	$83.4	$88.2	$80.8	$69.3	$321.7

Gross margin before special items as a percent of sales	12.7%	12.8%	12.2%	11.0%	12.2%

Operating income (loss)— as reported	$24.6	$16.6	$(19.4)	$22.0	$43.8
Pension accounting change — non-special	3.0	2.9	2.7	27.6	36.2
Pension accounting change — special items (1)	(0.1)	—	—	(24.8)	(24.9)
Special items (1) in operating income — as reported	1.0	17.5	53.6	0.6	72.7

Operating income before special items — adjusted	$28.5	$37.0	$36.9	$25.4	$127.8

Net income (loss) — as reported	$6.5	$(2.8)	$4.9	$9.2	$17.8
Pension accounting change adjustment, after tax	1.9	1.8	1.7	17.7	23.1
Pension accounting change — special items, after tax (1)	(0.1)	—	—	(15.9)	(16.0)
Special items (1), after tax — as reported	0.7	15.3	41.0	0.4	57.4
Tax adjustments (2) — as reported	—	—	(30.5)	(0.2)	(30.7)

	$9.0	$14.3	$17.1	$11.2	$51.6

(1)	Special items is a non-GAAP financial measure. Special items include charges related to specific strategic initiatives or financial restructurings such as: consolidation of operations; debt extinguishment costs; employee separation costs resulting from personnel reduction programs, plant phaseout costs, executive separation agreements; asset impairments; environmental remediation costs, fines or penalties for facilities no longer owned or closed in prior years; gains and losses on the divestiture of operating businesses, joint ventures and equity investments; gains and losses on facility or property sales or disposals; results of litigation, fines or penalties, where such litigation (or action relating to the fines or penalties) arose prior to the commencement of the performance period; and the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results or the effect of adverse determinations by regulatory agencies relating to accounting principles or treatment.

(2)	Net tax (benefit) loss from one-time foreign and domestic income tax items and deferred income tax valuation allowance adjustments on deferred tax assets